Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned, Robert S. Herlin, President and Chief Executive Officer of Natural Gas Systems, Inc. (the “Company”), certifies in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the “Report”)”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 16th day of November , 2004.

/s/ Robert S. Herlin
Robert S. Herlin
Chief Executive Officer